FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

19.  FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

GFL’s financial instruments consist of cash, trade accounts receivable, trade accounts payable and long-term debt, including related hedging instruments.

Fair value measurement

The carrying value of GFL’s financial assets approximate their fair values. The carrying value of GFL’s financial liabilities approximate their fair values with the exception of GFL’s outstanding U.S. dollar secured and unsecured notes (the “Notes”) and 4.375% Bonds. The fair value hierarchy for these instruments are as follows for the periods indicated:

	December 31, 2024
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Notes	$7,983.4	$7,828.2	$—	$7,828.2	$—
4.375% Bonds	$302.2	$301.9	$—	$301.9	$—

	December 31, 2023
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Notes	$7,337.4	$7,087.5	$—	$7,087.5	$—

GFL uses a discounted cash flow model incorporating observable market data, such as foreign currency forward rates, to estimate the fair value of its Notes. Certain leases, other loans and amounts due to related parties do not bear interest or bear interest at an amount that is not stated at fair value.

Net derivative instruments are recorded at fair value and classified within Level 2.

Financial risk management objectives

As a result of holding and issuing financial instruments, GFL is exposed to liquidity, credit and market risks. The following provides a description of these risks and how GFL manages these exposures.

Credit risk

Credit risk is the risk of loss associated with a counterparty’s inability to fulfill its payment obligations. GFL’s principal financial assets that expose it to credit risk are accounts receivable.

GFL uses historical trends of default, the timing of recoveries and the amount of loss incurred, adjusted for management’s judgement as to whether current economic and credit conditions are such that the actual losses are likely to be greater or less than suggested by historical trends. GFL considers the following as constituting an event of default for internal credit risk management purposes as historical experience indicates that accounts receivable that meet either of the following criteria are generally not recoverable:

●	the customer is insolvent; or
●	GFL’s relationship with the customer has been severed; and/or
●	the customer’s receivable has aged beyond a reasonable period.

GFL provides credit to its customers in the normal course of its operations. The amounts disclosed in the statement of financial position represent the maximum credit risk and are net of allowance for doubtful accounts, based on management’s estimates taking into account GFL’s prior experience and its assessment of the current economic environment.

The following is a breakdown of the trade receivables aging. It does not include holdbacks or unbilled revenue as they are made up of amounts to be received at the end of specific long term contracts.

	December 31, 2024	December 31, 2023
0-60 days	$846.8	$787.8
61-90 days	111.3	103.7
91+ days	136.4	127.6
	$1,094.5	$1,019.1

In determining the recoverability of trade and other receivables, GFL considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the end of the reporting period.

Liquidity risk

GFL monitors and manages its liquidity to ensure that it has access to sufficient funds to meet its liabilities when due. Management of GFL believes that future cash flows from operations and the availability of credit under existing bank arrangements is adequate to support GFL’s financial liquidity needs for its ongoing operations.

GFL has financial liabilities with varying contractual maturity dates. With the exception of long-term debt and lease obligations, all of GFL’s significant financial liabilities mature in less than one year.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial liability will fluctuate because of changes in market interest rates. GFL enters into both fixed and floating rate debt and also leases certain assets with fixed rates.

GFL’s risk management objective is to minimize the potential for changes in interest rates to cause adverse changes in cash flows to GFL. The ratio of fixed to floating rate obligations outstanding is designed to maintain flexibility in GFL’s capital structure to adjust to prevailing market conditions. GFL also manages interest rate risk through hedging instruments, as discussed further below as part of foreign currency risk.

At December 31, 2024, GFL had a ratio of fixed to floating rate obligations of approximately 83.2% fixed and 16.8% floating (86.5% fixed and 13.5% floating as at December 31, 2023).

A 1% change in the interest rate on floating rate obligations would have resulted in a change in the interest expense for the year ended December 31, 2024 of approximately $16.6 million based on the balances outstanding as at December 31, 2024 (approximately $5.7 million for the year ended December 31, 2023).

Foreign currency risk

GFL is exposed to foreign currency risk relating to its operating and financing activities and partially mitigates such risk using certain cross-currency interest rate swaps. A $0.01 change in the U.S. dollar to Canadian dollar exchange rate would impact our annual revenue and income for year ended December 31, 2024, by approximately $34.5 million and $10.8 million, respectively ($33.9 million and $10.2 million respectively, for the year ended December 31, 2023).

GFL’s swapped instruments included the following:

	Notional			Fixed Foreign
	Amount	Fixed/Variable	Fixed/Variable Interest	Exchange
Underlying Items	($US)	Interest Rate Paid	Rate Received	Rate Paid	Effective Date	Expiration
5.125% 2026 Secured Notes	500.0	5.725%	5.125%	1.3245	December 16, 2019	December 15, 2026
8.500% 2027 Notes	48.0	8.399%	8.500%	1.3355	April 23, 2019	May 1, 2027
8.500% 2027 Notes	300.0	8.419%	8.500%	1.3355	April 23, 2019	May 1, 2027
8.500% 2027 Notes	348.0	8.500%	8.828%	1.2026	June 8, 2021	May 1, 2027
4.000% 2028 Notes	500.0	4.524%	4.000%	1.3112	November 23, 2020	August 1, 2028
6.625% 2032 Notes	500.0	6.101%	6.625%	1.3652	June 17, 2024	April 1, 2032

The effective cross-currency swaps eliminate the impact of changes in the value of the U.S. dollar between the date of issuance of the Notes and their respective maturity dates.

The cross-currency interest rate swap associated with the 8.500% 2027 Notes continued to be in place after the redemption of the notes. As a result of the redemption, GFL discontinued the use of hedge accounting. GFL entered into an offset swap to receive and pay interest semi-annually at 8.828% on US$348.0 million in order to hedge this exposure.

These cross-currency swaps have been designated at inception and accounted for as cash flow hedges. A loss, net of tax, in the fair value of derivatives designated as cash flow hedges in the amount of $44.8 million has been recorded in other comprehensive loss for the year ended December 31, 2024 ($28.5 million gain, net of tax for the year ended December 31, 2023).

Commodity risk

GFL markets a variety of recyclable materials, including cardboard, mixed paper, plastic containers, glass bottles and ferrous and aluminum metals. GFL owns and operates recycling operations and sells other collected recyclable materials to third parties for processing before resale. To reduce GFL’s exposure to commodity price risk with respect to recycled materials, it has adopted a pricing strategy of charging collection and processing fees for recycling volume collected from third parties. In the event of a change in recycled commodity prices, a 10% change in average recycled commodity prices from the average prices that were in effect would have had a $17.9 million and $10.7 million impact on revenues for the year ended December 31, 2024 and December 31, 2023, respectively.

Capital management

GFL defines capital that it manages as the aggregate of its shareholders’ equity and long-term debt net of cash.

GFL makes adjustments to its capital based on the funds available to GFL in order to support the ongoing operations of the business and in order to ensure that the entities in GFL will be able to continue as going concerns, while maximizing the return to stakeholders through the optimization of the debt and equity balances.

GFL manages its capital structure, and makes adjustments to it in light of changes in economic conditions. In order to maintain or modify the capital structure, GFL may arrange new debt with existing or new lenders, or obtain additional financing through other means.

Management reviews its capital management approach on an ongoing basis and believes that this approach, given the size of GFL, is reasonable. There were no changes in GFL’s approach to capital management during the year ended December 31, 2024, and year ended December 31, 2023.